                                                                   EXHIBIT 10.57


                             CONFIDENTIAL TREATMENT

                         CONTRACT OF MONITORING SERVICES

                                   AMENDMENT 2



                                     Between



                           CUBIST PHARMACEUTICALS, INC



                     Duly represented by Michael F. de Bruin




                     (Hereinafter referred to as "SPONSOR")




                                       And



                          CLINDEV (PROPRIETARY) LIMITED



                       Duly represented by MRS. A. LESSING



                     (Hereinafter referred to as "Clindev")


*Confidential treatment requested: Material has been omitted and filed with the Commission.

Upon mutual agreement of the parties the following sections of the contract are amended as follows:



*Confidential treatment requested: Material has been omitted and filed with the Commission.

SECTION 4. PAGE 3

PAYMENT FOR SERVICES

4.1 SPONSOR shall pay to Clindev $[ ]* (the "Contract Price") for the services rendered under the Agreement in accordance with the payment schedule set forth in section 4.2.

         For the purposes of the Agreement, the contract value is based on the inclusion of [ ]* patients ($[ ]* per completed patient) and includes all activities from the first review of the Protocol till the Study is finally closed out and all correction log forms have been processed subject to section 3.



In witness whereof, the parties have caused this Amendment to the Agreement to be executed by the respective duly authorized officers as of the dates set forth below

Thus done and signed at: Cambridge, MA, USA on this the 20th Day of December
2000.

For: the SPONSOR

By:  /s/ MICHAEL F. DEBRUIN
     ----------------------

Name:  Michael F. DeBruin, M.D.

Title: Vice President, Clinical Research

WITNESS:

1.       By:  /s/ EDWARD S. CAMPANARO
             ------------------------

         Name: Edward S. Campanaro

         Title: Sr. Director, Clinical Operations

*Confidential treatment requested: Material has been omitted and filed with the Commission.

2.       By:  /s/ ANDREW G. KNAPP
             --------------------

         Name: Andrew G. Knapp

         Title:  Director, Clinical Research

Thus done and signed at Lynnwood, Pretoria, on this the 8th Day of November
2000.

For:  Clindev (Pty) Ltd

         By:  /s/ ANITA LESSING
              -----------------

         Name:  Anita Lessing

         Title: Director

WITNESS:

1.       By:  /s/ SONIA SUTHERLAND
              --------------------

         Name: Sonia Sutherland

         Title: Director


2.       By:  /s/ CATHY NASH
              --------------

         Name: Cathy Nash

         Title: Project Manager

*Confidential treatment requested: Material has been omitted and filed with the Commission.